UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-09261

FOXBY CORP.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Foxby Corp.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 9/30/10

Item 1. Schedule of Investments
FOXBY CORP.
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2010
(Unaudited)
Shares		Cost	Value
	COMMON STOCKS (90.81%)
	Diamond Exploration and Project Development (0%)
185,937	Etruscan Diamonds Ltd. (a) (b)	$320,129	$0

	Electronic Computers (14.41%)
2,100	Apple Inc. (a)	430,978	595,875

	Fire, Marine & Casualty Insurance (7.00%)
3,500	Berkshire Hathaway, Inc. - Class B (a) (c) (d)	296,368	289,380

	Gold Exploration and Project Development (0%)
17,166	Q2 Gold Resources, Inc. (c)	-	-

	Information Retrieval Services (6.36%)
500	Google, Inc. - Class A (a)	231,910	262,895

	Insurance Agents, Brokers and Services (0%)
75,000	Safety Intelligence Systems Corp. (a) (b)	225,000	0

	Investment Advice (7.75%)
3,000	Franklin Resources Inc. (c)	303,381	320,700

	National Commercial Banks (3.65%)
6,000	Wells Fargo & Company	163,265	150,780

	Operative Builders (2.30%)
5,000	Toll Brothers, Inc. (a) (c)	116,698	95,100

	Petroleum Refining (3.74%)
2,500	Exxon Mobil Corp. (c)	171,549	154,475

	Pharmaceutical Preparations (4.15%)
10,000	Pfizer Inc.	159,275	171,700

	Retail-Catalog & Mail Order Houses (7.60%)
2,000	Amazon.com, Inc. (a)	170,440	314,120

	Retail Consulting and Investment (0%)
72,728	Amerivon Holdings LLC (a) (b)	0	0

	Retail-Eating Places (5.40%)
3,000	McDonald's Corp.	167,748	223,530

	Retail-Lumber & Other Building Materials Dealers (5.36%)
7,000	The Home Depot, Inc. (c)	191,873	221,760

	Retail-Variety Stores (4.92%)
3,800	Wal-Mart Stores, Inc.	196,260	203,376

	Security Brokers, Dealers & Flotation Companies (5.88%)
1,000	The Goldman Sachs Group, Inc.	184,940	144,580
4,000	Morgan Stanely	120,560	98,720
		305,500	243,300

	Services-Prepackaged Software (3.55%)
6,000	Microsoft Corp. (c)	141,020	146,940

	Smelting (0%)
82,111	China Silicon Corp. (a) (b)	56,882	0

	Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics (5.80%)
4,000	The Procter & Gamble Company	234,390	239,880

	Telephone & Telegraph Apparatus (2.94%)
2,500	Research In Motion Limited (a)	182,820	121,725

	Total common stocks	4,065,486	3,755,536

	PREFERRED STOCKS (2.67%)
	Retail Consulting and Investment (2.67%)
160,787	Amerivon Holdings LLC (a) (b)	442,164	110,546

	Smelting (0%)
945	China Silicon Corp. (a) (b)	224,910	-
		667,074	110,546

Units
	WARRANTS (0%) (a)
219,000	Nord Resources Corp., expiring 6/05/12 (b)	0	0

	Total warrants	0	0

Shares
	MONEY MARKET FUND (6.35%)
262,638	SSgA Money Market Fund, 0.01% (e)	262,638	262,638

	SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (24.87%)
1,028,464	State Street Navigator Securities Lending Prime Portfolio	1,028,464	1,028,464

	Total investments (124.70%)	$6,023,662	5,157,184

	Liabilities in excess of other assets (-24.70%)		(1,021,455)

	Net assets (100.00%)		$4,135,729

(a) Non-income producing.

(b) Illiquid and/or restricted security that has been fair valued.

(c) All or a portion of this security was on loan. As of September 30, 2010, the value of loaned securities and related collateral outstanding was $996,091 and $1,028,464, respectively.

(d) Fully or partially pledged as collateral on bank credit facility. As of September 30, 2010, the value of investments pledged as collateral was $4,713.

(e) Rate represents the 7 day annualized yield at September 30, 2010.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United State are valued at the official closing price, last sale price or, if no sales has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.  Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Funds may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of and pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements
The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. An investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments.
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Common stocks
Diamond Exploration and Project Development	$-	$-	$0	$-
Electronic Computers	595,875	-	-	595,875
Fire, Marine & Casualty Insurance	289,380	-	-	289,380
Gold Exploration and Project Development	-	-	0	-
Information Retrieval Services	262,895	-	-	262,895
Insurance Agents, Brokers and Services	-	-	0	0
Investment Advice	320,700	-	-	320,700
National Commercial Banks	150,780	-	-	150,780
Operative Builders	95,100	-	-	95,100
Petroleum Refining	154,475	-	-	154,475
Pharmaceutical Preparations	171,700	-	-	171,700
Retail - Catalog & Mail Order Houses	314,120	-	-	314,120
Retail Consulting and Investment	-	-	0	0
Retail - Eating Places	223,530	-	-	223,530
Retail - Lumber & Other Building Materials Dealers	221,760	-	-	221,760
Retail - Variety Stores	203,376	-	-	203,376
Security Brokers, Dealers & Flotation Companies	243,300	-	-	243,300
Services-Prepackaged Software	146,940	-	-	146,940
Smelting	-	-	0	0
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics	239,880	-	-	239,880
Telephone & Telegraph Apparatus	121,725	-	-	121,725
Preferred stocks
Retail Consulting and Investment	-	-	110,546	110,546
Smelting	-	-	0	0
Warrants	-	-	0	0
Money market fund	262,638	-	-	262,638
Securities held as Collateral on Loaned Securities
Money market fund	1,028,464	-	-	1,028,464

Total	$5,046,638	$-	$110,546	$5,157,184

There were no transfers into or from Level 1 and Level 2 by the Fund during the nine months ended September 30, 2010.

	Common Stocks	Preferred Stocks	Corporate Bonds and Notes	Warrants	Total
Balance, December 31, 2009	$0	$56,228	$108,368	$0	$164,596

Cost of purchases	25,845	-	8,692	-	34,537
Change in unrealized depreciation	(25,845)	(56,228)	(6,514)	-	(88,587)
Conversion *	0	110,546	(110,546)	-	-
Transfers in or out of Level 3	-	-	-	-	-
Balance, September 30, 2010	$0	$110,546	$-	$0	$110,546

* At March 31, 2010, the Amerivon Holdings LLC 4% notes and the warrants associated with the notes were converted at no cost to 160,787 shares of Amerivon Holdings LLC Series A convertible preferred units and 72,728 common equity units, respectively.

Cost for Federal Income Tax Purposes
At September 30, 2010, for federal income tax purposes the cost of investments was $6,023,662 and net unrealized depreciation aggregated $866,478, comprised of gross unrealized appreciation of $473,01 and gross unrealized depreciation of $1,339,979.

Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at September 30, 2010, were as follows:

	Acquisition
	Date	Cost	Value
China Silicon Corp. common shares	1/01/08-9/08/10	$56,882	$0
Amrivon Holdings LLC preferred units	9/20/07	442,164	110,546
Amrivon Holdings LLC common equity units	9/20/07	0	0
China Silicon Corp. preferred shares	7/18/07	224,910	0
Q2 Gold Resources, Inc.	7/06/07	0	0
Nord Resources Corp. warrants expiring 6/5/12	5/14/07	0	0
Etruscan Diamonds Ltd.	2/28/07	320,129	0
Safety Intelligence Systems Corp.	9/05/02	225,000	0
		$1,269,085	$110,546

Percent of net assets		30.7%	2.7%

Securities Lending
The Fund may lend their securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the interest on the investment in any cash received as collateral. The Fund receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash deposits are invested in a registered money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The value of loaned securities and related collateral outstanding at September 30, 2010 was $996,091 and $1,028,464, respectively.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

By : /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 29, 2010

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 29, 2010

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)